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                                                                    EXHIBIT 99.9

                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, James A. Lawrence, Chief Financial Officer of General Mills, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

          (1) the Annual Report on Form 10-K/A of the Company for the fiscal year ended May 26, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

          (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                 /s/ JAMES A. LAWRENCE
                                          --------------------------------------
                                                    James A. Lawrence
                                                 Chief Financial Officer

Dated: July 30, 2003


     A signed original of this written statement required by Section 906 has been provided to General Mills, Inc. and will be retained by General Mills, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.